      As filed with the Securities and Exchange Commission on June 3, 1999
                                                     Registration No. 333-______

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               AT HOME CORPORATION
           (Exact name of the Registrant as specified in its charter)

                  DELAWARE                                      77-0408542
        (State or other jurisdiction                         (I.R.S. Employer
      of incorporation or organization)                     Identification No.)

                               425 BROADWAY STREET
                         REDWOOD CITY, CALIFORNIA 94063
          (Address of principal executive offices, including zip code)

                 AT HOME CORPORATION 1997 EQUITY INCENTIVE PLAN
                     EXCITE, INC. 1995 EQUITY INCENTIVE PLAN
                     EXCITE, INC. 1996 EQUITY INCENTIVE PLAN
                  EXCITE, INC. 1996 DIRECTORS STOCK OPTION PLAN
                 EXCITE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN
                       NETBOT, INC. 1996 STOCK OPTION PLAN
                 MATCHLOGIC, INC. 1997 EQUITY COMPENSATION PLAN
                          THROW, INC. 1996 OPTION PLAN
                  CLASSIFIEDS2000, INC. 1996 STOCK OPTION PLAN
                           (Full titles of the plans)


          KENNETH A. GOLDMAN                                           COPY TO:
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER                THOMAS J. HALL, ESQ.
          AT HOME CORPORATION                                     FENWICK & WEST LLP
          425 BROADWAY STREET                                    TWO PALO ALTO SQUARE
    REDWOOD CITY, CALIFORNIA  94063                           PALO ALTO, CALIFORNIA 94306
           (650) 569-5000                                           (650) 494-0600
------------------------------------------              --------------------------------------
  (Name, address and telephone number,                        (Counsel to the Registrant)
including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED
                                            AMOUNT          MAXIMUM          PROPOSED MAXIMUM          AMOUNT OF
                                            TO BE       OFFERING PRICE          AGGREGATE            REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED      REGISTERED       PER SHARE          OFFERING PRICE              FEE
----------------------------------------------------------------------------------------------------------------------
Series A common stock,                   8,925,000 (1)   $112.65625 (2)     $1,005,457,031 (2)        $279,518
$.01 par value

Series A common stock,                  12,857,452 (3)   $ 36.2393  (4)     $  465,945,061 (5)        $129,533 (5)
$.01 par value
----------------------------------------------------------------------------------------------------------------------
            TOTAL                       21,782,452                          $1,471,402,092            $409,051
----------------------------------------------------------------------------------------------------------------------

    The share and price per share numbers in this registration statement do not reflect a two-for-one split of the Registrant's common stock which is scheduled to occur on June 16, 1999.

(1) Represents 8,675,000 additional shares reserved for issuance upon the exercise of stock options that may be granted under the Registrant's 1997 Equity Incentive Plan and 250,000 shares available for grant upon the exercise of purchase rights currently outstanding under the Excite, Inc. 1996 Employee Stock Purchase Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low prices of the Registrant's Series A common stock as reported by the Nasdaq National Market on June 2, 1999.

(3) Represents the aggregate of the following amounts, each as of May 28, 1999:

    - 544,891 shares subject to options outstanding under the Excite, Inc. 1995 Equity Incentive Plan

    - 11,719,960 shares subject to options outstanding under the Excite, Inc. 1996 Equity Incentive Plan

    - 31,260 shares subject to options outstanding under the Excite, Inc. 1996 Directors Stock Option Plan

    - 36,414 shares subject to options outstanding under the Netbot, Inc. 1996 Stock Option Plan

    - 391,075 shares subject to options outstanding under the MatchLogic, Inc. 1997 Equity Compensation Plan

    - 114,290 shares subject to options outstanding under the Throw, Inc. 1996 Option Plan and

    - 19,562 shares subject to options outstanding under the Classifieds2000, Inc. 1996 Stock Option Plan.

(4) Weighted average per share exercise price for such outstanding options.

(5) Calculated based on the weighted average per share exercise price, pursuant to Rule 457(h)(1) of the Securities Act.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    For the purposes of this registration statement, the terms "we," "our" and "us" refer to At Home Corporation, a Delaware corporation. The share numbers in this registration statement do not reflect a two-for-one split of our common stock which is scheduled to occur on June 16, 1999.

INCORPORATION OF PREVIOUS REGISTRATION STATEMENTS.

    Pursuant to General Instruction E of Form S-8, we are filing this registration statement with the Securities and Exchange Commission (the "Commission") to include an additional 8,675,000 shares under the At Home Corporation 1997 Equity Incentive Plan. Pursuant to this Instruction E, the contents of our Form S-8 registration statement Nos. 333-31115, 333-38833 and 333-60037 are hereby incorporated by reference. We are also filing this registration statement with the Commission in connection with our assumption of
(1) outstanding options to purchase common stock of Excite, Inc., Netbot, Inc., MatchLogic, Inc., Throw, Inc. and Classifieds2000, Inc., and the conversion of these options into options to purchase our Series A common stock, in connection with our acquisition of Excite, Inc. and (2) shares available for grant under the Excite, Inc. 1996 Employee Stock Purchase Plan.

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

        The following documents filed with the Commission are incorporated into this registration statement by reference:

        (a) Our annual report on Form 10-K for the fiscal year ended December 31, 1998, as amended on March 31, 1999 and on April 27, 1999;

        (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 1998, including: (1) our quarterly reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1998, each as amended on February 8, 1999; (2) our current report on Form 8-K filed on January 14, 1999, as amended on February 19, 1999; (3) our two current reports on Form 8-K filed on January 21, 1999; (4) our current report on Form 8-K filed on February 19, 1999; and (5) our current report on Form 8-K filed on April 8, 1999 and

        (c) The description of the Registrant's Series A common stock contained in the Registrant's registration statement on Form 8-A filed under
            Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

            All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated into this registration statement by reference and to be a part hereof from the date of the filing of such documents.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS AND LIMITATION OF LIABILITY.

    The following documents are incorporated by reference:

                                    DOCUMENT
                                    --------
     1        The Registrant's Fifth Amended and Restated Certificate of
              Incorporation, as filed with the Delaware Secretary of State on
              May 28, 1999 (see Exhibit 4.01).

     2 Form of Indemnification Agreement entered into by us with each of our directors and executive officers (incorporated by reference to Exhibit 10.09 to our registration statement on Form S-1, File No.
              333-27323, declared effective July 11, 1997).

    Under the following agreements related to our acquisition of Narrative Communications Corp., third parties have agreed to indemnify us and our directors, officers and employees against some liabilities, including losses by us and our directors, officers and employees arising out of misrepresentations or breaches by Narrative regarding our business, and some liabilities of us and our directors, officers and employees arising under the Securities Act, the Exchange Act or other federal or state laws:

                                    DOCUMENT

    1 Agreement and Plan of Merger among us, Transitory Corporation (our subsidiary) and Narrative dated December 17, 1998 (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed with the Commission on January 14, 1999).

    2         Escrow Agreement dated December 30, 1998 among us, Charles M.
              Hazard, Jr. as representative of the Narrative stockholders and State Street Bank and Trust Company of California, N.A., as escrow agent (incorporated by reference to Exhibit 2.3 to our current report on Form 8-K filed with the Commission on January 14, 1999).

    3 Rights Agreement dated December 30, 1998 between us and each of the Narrative stockholders (incorporated by reference to Exhibit
              2.4 to our current report on Form 8-K filed with the Commission on January 14, 1999).

    4         Letter Agreement dated February 9, 1999 between us and Carlyle
              Venture Coinvestment LLC (incorporated by reference to Exhibit
              99.02 to our registration statement on Form S-3 filed with the Commission on February 19, 1999).

    5         Letter Agreement dated February 9, 1999 between us and Greylock
              Equity Limited Partnership (incorporated by reference to Exhibit
              99.03 to our registration statement on Form S-3 filed with the Commission on February 19, 1999).


ITEM 8.       EXHIBITS.

EXHIBIT                                          EXHIBIT
NUMBER                                            TITLE
------                                            -----
4.01        The Registrant's Fifth Amended and Restated Certificate of
            Incorporation, as filed with the Delaware Secretary of State on May
            28, 1999.

4.02*       The Registrant's Second Amended and Restated Bylaws, effective July
            16, 1997 (incorporated by reference to Exhibit 3.05 of our registration statement on Form S-1 declared effective by the Commission on July 11, 1997 (File No. 333-27323)).

4.03*       The Registrant's 1997 Equity Incentive Plan, as amended
            (incorporated by reference to Exhibit 4.07 to our registration statement on Form S-8 filed with the Commission on July 28, 1998
            (File No. 333-60037)).

4.04* The Registrant's 1996 Incentive Stock Option Plan (incorporated by reference to Exhibit 10.10 of our registration statement on Form S-1 declared effective by the Commission on July 11, 1997 (File No.
            333-27323)).

4.05*       The Registrant's 1996 Incentive Stock Option Plan No. 2
            (incorporated by reference to Exhibit 10.11 of our registration statement on Form S-1 declared effective by the Commission on July
            11, 1997 (File No. 333-27323)).

4.06* Excite, Inc. 1995 Equity Incentive Plan (incorporated by reference to Excite's Registration Statement on Form SB-2 (File No.
            333-2328-LA) filed with the Commission on March 11, 1996).

4.07* Excite, Inc. 1996 Equity Incentive Plan (incorporated by reference to Excite's Registration Statement on Form S-8 (File No. 333-59329) filed with the Commission on July 17,1998).

4.08* Excite, Inc. 1996 Directors Stock Option Plan (incorporated by reference to Excite's Registration Statement on Form SB-2 (File No. 333-2328-LA) filed with the Commission on March 11, 1996).

4.09* Excite, Inc. 1996 Employee Stock Purchase Plan (incorporated by reference to Excite's Registration Statement on Form S-8 (File No. 333-59329) filed with the Commission on July 17,1998).

4.10* Netbot, Inc. 1996 Stock Option Plan (incorporated by reference to Excite's Registration Statement on Form S-8 (File No. 333-41523) filed with the Commission on December 5, 1997).

4.11* MatchLogic, Inc. 1997 Equity Compensation Plan (incorporated by reference to Excite's Registration Statement on Form S-8 (File No. 333-46591) filed with the Commission on February 19, 1998).

4.12* Throw, Inc. 1996 Stock Option Plan (incorporated by reference to Excite's Registration Statement on Form S-8 (File No. 333-52001) filed with the Commission on May 7, 1998).

4.13* Classifieds2000, Inc. 1996 Stock Option Plan (incorporated by reference to Excite's Registration Statement on Form S-8 (File No. 333-52001) filed with the Commission on May 7, 1998).

5.01 Opinion of Fenwick & West LLP regarding the legality of the securities to be offered.

23.01       Consent of Fenwick & West LLP (included in Exhibit 5.01).

23.02       Consent of Ernst & Young LLP, Independent Auditors.

24.01       Power of Attorney (see page 5).

* The exhibits were previously filed with the Commission as indicated and are incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant, At Home Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Redwood City, State of California, on this 2nd day of June, 1999.


                                        AT HOME CORPORATION


                                        By: /s/ THOMAS A. JERMOLUK
                                            ------------------------------------
                                            Thomas A. Jermoluk
                                            Chairman and Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Thomas A. Jermoluk, Kenneth A. Goldman and David G. Pine, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                             DATE
---------                             -----                             ----

PRINCIPAL EXECUTIVE OFFICER:

/s/ THOMAS A. JERMOLUK                Chairman and
------------------------------        Chief Executive Officer           June 2, 1999
Thomas A. Jermoluk

PRINCIPAL FINANCIAL OFFICER:

/s/ KENNETH A. GOLDMAN                Senior Vice President and
------------------------------        Chief Financial Officer           June 2, 1999
Kenneth A. Goldman

PRINCIPAL ACCOUNTING OFFICER:

/s/ ROBERT A. LERNER
------------------------------
Robert A. Lerner                      Corporate Controller              June 2, 1999


ADDITIONAL DIRECTORS

/s/ WILLIAM R. HEARST                 Director                          June 2, 1999
------------------------------
William R. Hearst III

                                      Director                          June __, 1999
------------------------------
C. Michael Armstrong

/s/ GEORGE BELL                       Director                          June 2, 1999
------------------------------
George Bell

/s/ L. JOHN DOERR                     Director                          June 2, 1999
------------------------------
L. John Doerr

/s/ LEO J. HINDERY                    Director                          June 2, 1999
------------------------------
Leo J. Hindery

                                      Director                          June __, 1999
------------------------------
John C. Malone

                                      Director                          June __, 1999
------------------------------
John C. Petrillo

/s/ BRIAN L. ROBERTS                  Director                          June 2, 1999
------------------------------
Brian L. Roberts

                                      Director                          June __, 1999
------------------------------
James R. Shaw

/s/ DAVID M. WOODROW                  Director                          June 2, 1999
------------------------------
David M. Woodrow

                                  EXHIBIT INDEX


EXHIBIT                              EXHIBIT
NUMBER                                TITLE
------                                -----
4.01        The Registrant's Fifth Amended and Restated Certificate of
            Incorporation, as filed with the Delaware Secretary of State on May
            28, 1999.

5.01        Opinion of Fenwick & West LLP.

23.01       Consent of Fenwick & West LLP (included in Exhibit 5.01).

23.02       Consent of Ernst & Young LLP, Independent Auditors.

24.01       Power of Attorney (see page 5).